Exhibit 99.5

INDEX

Page

Independent Auditors’ Report	2

Statement of Assets Acquired and Liabilities Assumed at September 23, 2016	3

Notes to Statement of Assets Acquired and Liabilities Assumed	4

Independent Auditors’ Report

The Board of Directors and Stockholders

Green Plains Inc. and subsidiaries

We have audited the accompanying statement of assets acquired and liabilities assumed by Green Plains Inc. of an ethanol plant located in York, Nebraska (the York Ethanol Plant) as of September 23, 2016, and the related notes (the financial statement).

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the assets acquired and liabilities assumed by Green Plains Inc. of the York Ethanol Plant as of September 23, 2016, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 1 to the financial statement, which describes that the assets acquired and liabilities assumed by Green Plains Inc. of the York Ethanol Plant were prepared based on their preliminary fair value as of the date of acquisition (September 23, 2016) for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K/A of Green Plains Inc.). Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Omaha, Nebraska

December 7, 2016

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

YORK, NEBRASKA ETHANOL PLANT

BY GREEN PLAINS INC. AND SUBSIDIARIES

(in thousands)

September 23, 2016

ASSETS ACQUIRED
Current assets
Accounts receivable	$1,825
Inventories	3,412
Prepaid expenses and other	19

Total current assets	5,256
Property and equipment	36,927

Total assets acquired	$42,183

LIABILITIES ASSUMED
Current liabilities
Accounts payable and accrued liabilities	$198

Total liabilities assumed	$198

NET ASSETS ACQUIRED	$41,985

See accompanying notes to the statement of assets acquired and liabilities assumed.

GREEN PLAINS INC. AND SUBSIDIARIES

NOTES TO STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED

SEPTEMBER 23, 2016

1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

References to the Company

References to “Green Plains” or the “company” in the consolidated financial statements and in these notes to the statement of assets acquired and liabilities assumed refer to Green Plains Inc., an Iowa corporation, and its subsidiaries.

Basis of Presentation

On September 23, 2016, the company acquired an ethanol plant located in York, Nebraska (the “York ethanol plant”) from Abengoa Bioenergy Company, LLC (“ABC”) for approximately $37.4 million for the ethanol plant assets and $4.6 million for working capital acquired or assumed, subject to certain post-closing adjustments. Historically, the York ethanol plant was not a separate legal entity or subsidiary of ABC and was not operated or accounted for as a stand-alone business, but was an integral part of ABC. ABC has not maintained separate financial information for the York ethanol plant at the level of detail necessary to provide full financial statements.

The accompanying financial statement is not a complete set of financial statements, but rather it presents the net assets acquired and liabilities assumed in the York ethanol plant acquisition at fair value as of September 23, 2016, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations. The company utilized the services of an independent valuation consultant, along with estimates and assumptions provided by management, to estimate the fair value of the assets acquired and liabilities assumed. The purchase price allocation of the assets acquired and liabilities assumed is preliminary until contractual post-closing working capital adjustments are finalized and the final independent valuation report is issued.

In accordance with a request for relief granted by the Securities and Exchange Commission (“SEC”), the statement of assets acquired and liabilities assumed of the York ethanol plant on the basis of Green Plains’ allocation of the purchase price is provided in lieu of certain historical financial information of the York ethanol plant required by Rule 3-05 of SEC Regulation S-X.

Use of Estimates in the Preparation of Consolidated Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The most significant estimates relate to the valuation of assets acquired and liabilities assumed of the acquired business. Actual results could differ from those estimates.

Accounts Receivable

Trade accounts receivable were initially recorded at fair value on the date of purchase. The company subsequently assesses the need for an allowance for doubtful accounts. In assessing the required allowance, the company considers historical losses, adjusted to take into account current market conditions and its customers’ financial condition, the amount of receivables in dispute, current receivables’ aging and current payment patterns.

Inventories

Inventories were initially recorded at fair value, which establishes a new cost basis, on the date of purchase. Inventories are subsequently recorded at the lower of average cost or market. Finished goods inventory consists of ethanol and related co-products. Raw materials consist of grain and chemicals used in ethanol production. Work-in-process consists of ethanol and related co-products in process.

Property and Equipment

Property and equipment were initially recorded at fair value, which establishes a new cost basis, on the date of purchase. Property and equipment are subsequently stated at cost less accumulated depreciation. Depreciation is generally calculated using the straight-line method over the following estimated useful life of the assets:

Years
Plant, buildings and improvements	10-40
Ethanol production equipment	15-40
Other machinery and equipment	5-7
Land improvements	20
Computer and software	3-5
Office furniture and equipment	5-7

Fair Value Measurement

The assets acquired and liabilities assumed of the York ethanol plant were recorded at September 23, 2016 at fair value using the methods, assumptions, and valuation techniques in accordance with FASB ASC Topic 820, Fair Value Measurement. The acquired property and equipment were valued using Level 3 measurements, which were derived using a combination of the income approach, market approach and cost approach. Level 3 measurements are defined as unobservable inputs that are supported by little or no market activity and comprise a significant component of the fair value of the assets or liabilities.

2. INVENTORIES

The components of inventories are as follows (in thousands):

Finished goods	$1,329
Raw materials	969
Work-in-process	566
Supplies and parts	548

$3,412

3. PROPERTY AND EQUIPMENT

The components of property and equipment are as follows (in thousands):

Plant equipment	$31,435
Buildings and improvements	3,207
Land and improvements	1,916
Computers and software	363
Office furniture and equipment	6

$36,927

Concurrently with Green Plains’ acquisition of the York ethanol plant, on September 23, 2016, Green Plains Partners LP (the “partnership”) acquired the storage assets of the York ethanol plant from Green Plains for $14.7 million in a transfer between entities under common control. Green Plains owns a 62.5% limited partner interest and a 2.0% general partner interest in the partnership.

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